SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 20, 1996

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9466                                      13-3216325
(Commission File Number)            (IRS Employer Identification No.)


3 World Financial Center
New York, New York                                      10285
(Address of principal                                 (Zip Code)
executive offices)

                        Registrant's telephone number, including
                              area code: (212) 526-7000

Item 5.  Other Events


Second Quarter Earnings

         On June 20, 1996, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its second quarter 1996 earnings (the "Earnings Release").

         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following Exhibits are filed as part of this Report.



                           99.1 Press Release Relating to Second Quarter 1996 Earnings

                           99.2   Consolidated Statement of Operations
                                  (Three Months Ended May 31, 1996)
                                  (Preliminary and Unaudited)

                           99.3    Consolidated Statement of Operations
                                  (Six Months ended May 31, 1996)
                                  (Preliminary and Unaudited)

                           99.4    Selected Statistical Information






         The Exhibit Index to this Report is incorporated herein by reference.

                                                      SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LEHMAN BROTHERS HOLDINGS INC.




                                                    By:  /s/ Charles B. Hintz
                                                             Charles B. Hintz
                                                      Chief Financial Officer
                                                (Principal Financial Officer)



Date: June 20, 1996

                                  EXHIBIT INDEX



Exhibit No.                         Exhibit


Exhibit 99.1                        Press Release Relating to
                                    Second Quarter 1996 Earnings

Exhibit 99.2 Consolidated Statement of Operations (Three Months Ended May 31, 1996) (Preliminary and Unaudited)


Exhibit 99.3 Consolidated Statement of Operations (Six Months Ended May 31, 1996) (Preliminary and Unaudited)

Exhibit 99.4                        Selected Statistical Information

                                                                 EXHIBIT 99.1
                                 LEHMAN BROTHERS

                                  News Release
           -----------------------------------------------------------



For Immediate Release                                           MEDIA CONTACT:
William J. Ahearn

                                                  (212) 526-4379


INVESTOR CONTACT: Shaun Butler

                                                  (212) 526-8381




                             LEHMAN BROTHERS REPORTS
                    SECOND QUARTER EARNINGS OF $108 MILLION,
                          UP 86 PERCENT FROM A YEAR AGO


NEW YORK, June 20, 1996 -- Lehman Brothers Holdings Inc. (NYSE: LEH) today reported net income of $108 million, or $0.89 per common share, for the second quarter ended May 31, 1996.

Net income increased by 86 percent over the $58 million reported for the second quarter of 1995, and by 4 percent over the $104 million reported for the first quarter of 1996. Net income per share increased by 107 percent from $0.43 in the year-ago quarter and by 13 percent from $0.79 in the first quarter of 1996.

For the first six months of 1996, net income was $212 million, an increase of 106 percent from $103 million in net income for the first half of 1995.

"We saw continued positive momentum in all of our major business lines during the second quarter," said Richard S. Fuld, Jr., Chairman and Chief Executive Officer. "For the fifth consecutive quarter, we reported higher revenues and lower expenses, underscoring the success of our ongoing efforts to enhance profitable growth and improve productivity."

                                                     - more -

                                                     Second Quarter 1996/page 2


Net revenues (total revenues less interest expense) for the second quarter were $833 million, an increase of 14 percent from $731 million in the second quarter of 1995 and up slightly from $821 million in the first quarter of 1996. The increase in net revenues reflected continued strength in a number of the Firm's global fixed income, equity, and corporate finance advisory businesses, particularly equity trading, underwriting and derivatives; foreign exchange; high yield; and debt emerging markets. In addition, investment banking revenues increased in the quarter, reflecting continued strength in corporate finance advisory, as well as debt and equity syndicate activity.

For the first six months of 1996, net revenues were $1.654 billion, an increase of 15 percent from $1.438 billion in the 1995 first half.

Non-interest expenses for the quarter were $664 million. Nonpersonnel expenses for the same period were $242 million, a decrease of 10 percent from $270 million in the previous year's second quarter, and down from $246 million in the first quarter of 1996. Compensation and benefits as a percentage of net revenues remained at 50.7 percent for the fifth successive quarter. At the end of the 1996 second quarter, the Firm's headcount totaled 7,794 versus a peak of 9,400 employees reached during the first quarter of 1994. Headcount increased marginally from the first quarter of 1996, as the Firm continued its program of strategically investing in growth businesses by selectively hiring key staff.

"The decrease in nonpersonnel expense, and our ability to maintain a consistent ratio of compensation and benefits to net revenues for more than a year now, reflects the ongoing success of our Firmwide expense management efforts," Mr. Fuld said. "That discipline, combined with progressively stronger revenue momentum, has enabled us to consistently improve the Firm's earnings and profitability. While our efforts are far from over, the improvement to date has been significant."


                                                     - more -

                                                    Second Quarter 1996/page 3

For the 1996 first half, non-interest expense was $1.327 billion. Nonpersonnel expenses were $488 million, a decrease of 11 percent from $548 million in the first six months of 1995.

For the 1996 second quarter, the Firm's pre-tax margin was 20.2 percent, compared with 12.3 percent in the second quarter of 1995, and 19.2 percent in the 1996 first quarter. Return on common equity increased to 13.4 percent for the quarter ended May 31, 1996, compared with 7.0 percent for the second quarter of 1995, and 12.6 percent for the 1996 first quarter.

As of May 31, 1996, Lehman Brothers stockholders' equity was $3.566 billion and total capital (stockholders' equity and long-term debt) was $17.135 billion. Book value per common share was $27.29.

Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, municipal finance and securities sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.


                                      # # #




                          Financial Statements Attached

                                                                   EXHIBIT 99.2



LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share data)

                                                                   Three Months Ended                      Percentage of
                                                           May 31,                   May 31,               Dollar Change
                                                            1996                      1995                   Inc/(Dec)
    Principal transactions ..............................  $  398                     $  355                 12%
    Investment banking .......................................223                        152                 47
    Commissions ...............................................94                        121                (22)
    Interest and dividends .................................2,749                      2,655                  4
    Other .....................................................12                         15                (20)

       Total revenues ......................................3,476                      3,298                  5
    Interest expense .......................................2,643                      2,567                  3

       Net revenues ..........................................833                        731                 14

Non-interest expenses:
    Compensation and benefits ................................422                        371                 14
    Brokerage, commissions and clearance fees ................ 58                         60                 (3)
    Professional services .....................................39                         42                 (7)
    Communications ............................................38                         47                (19)
    Occupancy and equipment ...................................37                         45                (18)
    Business development ......................................25                         28                (11)
    Depreciation and amortization .............................22                         27                (19)
    Other .................................................... 23                         21                 10

       Total non-interest expenses .........................  664                        641                  4

Income before taxes ......................................... 169                         90                 88
    Provision for income taxes ................................61                         32                 91

Net income ............................................... $  108                     $   58                 86


Net income applicable to common stock .....................$  102                     $   48                113


Average common and common
  equivalent shares outstanding ........................... 114.8                      110.2


Earnings per common share ..........................        $0.89                      $0.43





                                                                   EXHIBIT 99.3

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share data)

                                                                                        Six Months Ended              Percentage of
                                                                                     May 31,           May 31,        Dollar Change
                                                                               1996 (Note 1)            1995            Inc/(Dec)
    Revenues:
    Principal transactions ..............................................             $  811             $  714                 14%
    Investment banking ..................................................                433                289                 50
    Commissions .........................................................                190                226                (16)
    Interest and dividends ..............................................              5,405              5,156                  5
    Other ...............................................................                 23                 25                 (8)

       Total revenues ...................................................              6,862              6,410                  7
    Interest expense ....................................................              5,208              4,972                  5

       Net revenues .....................................................              1,654              1,438                 15

Non-interest expenses:
    Compensation and benefits ...........................................                839                730                 15
    Brokerage, commissions and clearance fees ...........................                115                124                 (7)
    Communications ......................................................                 78                 94                (17)
    Occupancy and equipment .............................................                 77                 90                (14)
    Professional services ...............................................                 73                 84                (13)
    Business development ................................................                 52                 57                 (9)
    Depreciation and amortization .......................................                 46                 54                (15)
    Other ...............................................................                 47                 45                  4

       Total non-interest expenses ......................................              1,327              1,278                  4

Income before taxes .....................................................                327                160                104
    Provision for income taxes ..........................................                115                 57                102

Net income ..............................................................             $  212             $  103                106


Net income applicable to common stock ...................................             $  195             $   82                138


Average common and common
  equivalent shares outstanding .........................................                                 115.9              110.2


Earnings per common share ...............................................                                $ 1.68             $ 0.74



Note 1: Certain amounts have been reclassified to conform to the current presentation.




                                                                                                                    EXHIBIT 99.4
LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(Dollars in millions, except per share data)
                                                                                 Quarters Ended

                                  5/31/96        2/29/96      11/30/95 (a)       8/31/95           5/31/95            2/28/95
Net Revenues ...........................$833         $821          $755                $750                $731              707
Non-Interest Expenses:
  Compensation and Benefits ...........  422          416           383                 380                 371              360
  Nonpersonnel Expenses (b) .............242          246           254                 261                 270              277
Net Income from Operations
   Excluding Special Items ............. 108          104            80                  71                  58               45
Net After-Tax Gain from Sale
   of Omnitel ...................................................    47
Special Charges (after-tax):
   Restructuring Charge .........................................   (58)
Net Income ............................. 108          104            69                  71                 58                45
Net Income Applicable to
   Common Stock .......................  102           93            58                  60                 48                34
Earnings per Common Share ...........  $0.89        $0.79         $0.49               $0.52              $0.43             $0.31

Financial Ratios (%) (c)
Return on Common Equity
   (annualized) ........................13.4         12.6           9.3                 8.5                7.0               5.1
Pretax Operating Margin ................20.2         19.2          15.6                14.5               12.3               9.9
Compensation & Benefits/
   Net Revenues (d) ................... 50.7         50.7          50.7                50.7               50.7              50.9
Effective Tax Rate (e) .................36.0         34.0          32.5                35.0               35.5              35.8

Balance Sheet

Total Assets ...................... $134,000     $128,702      $115,303            $117,518           $123,421           127,304
Total Assets Excluding
   Matched Book (f) ................. 90,000       84,608        79,069              80,345             83,115            85,257
Common Stockholders' Equity ...........3,058        3,015         2,990               2,923              2,767             2,718
Total Stockholders' Equity (g) ....... 3,566        3,523         3,698               3,631              3,475             3,426
Total Capital (long-term debt plus
   stockholders' equity) ..........   17,135       16,994        16,463              16,528             16,257            14,603
Book Value per Common Share (h) ...... 27.29        26.41         25.67               25.23              25.16             24.69

Other Data (#s)
Employees ...........................  7,794        7,703         7,771               8,069              8,195             8,428


Common Stock Outstanding ....... 100,398,499  102,443,232   104,565,875         104,558,121        104,524,685       104,494,667

Average Common and Common
   Equivalent Shares Outstanding 114,788,688  116,932,697   117,090,034         116,157,865        110,248,747       110,190,669

(a) Net revenues and non-interest expenses exclude the effects of the sale of Omnitel.
(b) Excludes special items of $97 million relating to real estate- and occupancy-related expenses and severance payments in the quarter ended November 30, 1995.
(c)  Financial ratios exclude special items and Omnitel.
(d) The actual Compensation & Benefits/Net Revenues ratio, including gross proceeds and the $50 million expense related to the sale of Omnitel, was 49.0% for the quarter ended November 30, 1995.
(e) The actual tax rate, including the effects of the sale of Omnitel and the restructuring charge, was 31.3% for the quarter ended November 30, 1995.
(f)  Matched book is defined as securities purchased under agreements to resell.
(g) In February 1996, the Company repurchased the $200 million 8.44% Cumulative Preferred Stock owned by American Express with the proceeds from the issuance of $200 million of Quarterly Income Capital Securities Series A Subordinated Debentures with an interest rate of 8.3% maturing in 2035. The repurchase of the Preferred Stock included a premium of $2 million over the par value, which represents a one-time decrease in income available to common shareholders for purposes of calculating earnings per share. (h) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.
(h) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.